UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   September 20, 2020

______________

INTERUPS INC.

(Exact name of registrant as specified in its charter)

______________

Nevada	333-182956	48-1308920
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

90 STATE STREET, SUITE 700, OFFICE 40, ALBANY, NY 12207

(Address of Principal Executive Office) (Zip Code)

(929) 376-9679

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 8.01—OTHER EVENTS

Registrant is pleased to announce that it has begun its process of regularizing financials and very soon shall be filing unaudited financial disclosures that shall be followed by audited statements. These Financial Statements in Historical Dollar Terms may not mean much as these four years have gone into the company in asset research and identification and consolidation of knowledge and knowhow to aggressively step into various opportunities and verticals of business. It is just since last 12 months these years of efforts started culminating into results. Historical Financials in pure dollar terms may not hence present a true and fair view of the company unless read with the fair valuations that we are attempting to assess and prorate through these four years of historical period ending August 31 2020.  The company shall progressively initiate to file these unaudited Financials and then Audited Statements shortly in the coming weeks as Auditors resume their work.

In the meanwhile that these statements are regularized and filed, Registrant intends sharing its business plan for next 3 years until Financial Year Closing on May 31 2023.

1.

Registrant is launching its Global Operations basing New York as its World Head Quarters, ambitiously intending to engage a 9,600 network of Independent Business Development and Investment Advisory Representatives executives running through the next three financial periods ending May 31 2023, managed by a 360 Member Management Staff (240 Lead Managers, 60 Compliance Heads and 60 Product / Field Trainers), spread across 6 to12 countries for handling 9 verticals of business operations.

Registrant effectively appointed Norman Bobrow, New York that began searching office space for the Registrant at the 1 World Trade Center New York New York.   Due to Pandemic effect, Registrant finds it to be a very lucrative opportunity to sub-lease office space at the 1 WTC from few of the existing tenants that are willing to offer some of their space at very affordable sub-lease rentals per month. Registrant desires to rent out 108,000 SFT of floor space progressively to in house 360 Members’ Operations Management Staff out of the Towers and Norman is in active discussions negotiating for and on behalf of the Registrant.  With Sub-lease on cards, leasing an office in New York turns much affordable and comparable to leasing in other prominent parts f the world with added the merit of doing business out of the landmark address of the world that feathers access to capital, exchange, builds brand value and strengthens our effort to appoint business development executives and penetrate business through the nine verticals that Registrant is planning to simultaneously launch.  As Registrant does not have an established Credit Profile to lease out space, Registrant placed request with Norman Bobrow to advise main tenants and owners that it shall place higher value security deposit with condition to burn it down as Registrant progresses in establishing credible monthly payments.

Though Registrant is attempting to lease office space by agreeing to place security deposit in lieu of a good credit profile (we do not carry any credit profile as we never borrowed externally) there is no guarantee that Registrant will be able to successfully negotiate and sign rentals, seriously impeding Registrant’s ability to delivery its ambitious business plan.   Further, any failure to pay future rentals may deeply affect the vision and means of doing business completely eroding the Registrant ability as a going concern.

2.

Business Plan, Three Year Financial Forecast, Valuation and Equity Expansion. Registrant intends generating nine (9) verticals of income over the coming three financial periods viz.,

(a)

Income/Gains from asset acquisitions

(b)

Rentals/Dividends/Gains from REIT & InvIT

(c)

Income from introducing US Stocks Trading for Global Residents

(d)

Income from Bullion Sourcing, Advisory and Trading Services

(e)

Income from RIA Services selling mutual funds & debt instruments under SIP

(f)

Income from CXO Lounge Services

(g)

Income from EB5 Services

(h)

Income from Regulation A+ Services

(i)

Income from listing Unsponsored ADRs

The population covered would mostly be from 6 to 12 countries that would be United States, UK, Switzerland, Middle East (UAE covering GCC countries), India, and Singapore (covering Malaysia & Indonesia) (year 1); China, European Union and Australia (including New Zealand) (year 2); and South Africa, Japan, and South Korea (year 3).

Registrant has plans to appoint 9,600 Business Development/Investment Advisory Staff from these 6-12 countries with 50% of the staff to be recruited in year 1 & balance in year 2 and year 3.  The total business forecast is expected as tabled as exhibit hereunder.  The firm is expecting to generate $516 Million, $996 Million and $1,484 Million for 2020-21, 2021-22 and 2022-23 Financial Period that closes on May 31 each year. Leaving 25% towards Operating and Administrative Costs, 5% towards Sales and Branding Expenses and 25% as overall tax cost, Registrant anticipates a net profit in the amount of $271 Million, $523 Million and $779 Million over the coming three financial year closings and the firm’s valuation is taken as average of 12xROI, 17 times PE, 6.67 times EBITDA and 5 times of sales Turnover. Registrant has taken a step further to arrive at the Present Value of the firm steeply discounting by 14.70% given the pandemic economic conditions and the multiple countries from where Registrant expects its practice revenue to be developed.  The net present value of the firm finally is anticipated to be around $5.04 Billion if Registrant is able to achieve its projections as planned and envisaged.

To expand operations globally and to compensate and well reward management, staff and shareholders Registrant intends expanding its share capital to 504 Million shares by expanding the current equity of the firm from 6.9 Million shares to 14.0 Million shares including any stock options to be granted in favor current co-founders, executive & operational management and staff and additional shares as rights to current shareholders.  Registrant is then planning to split its post diluted equity capital by 30 times including issuance of 84 million shares for $168 Million fresh capital that it intends to raise over 6 months (Oct 1 2020 through March 31 2021) from a group of strategic investors by offering them 1/6th equity in the post split shares of the company @$2.00 per share which is at a discount compared to the valuations that the company is firmly expecting to achieve. However, as this capital facilitates the Registrant achieve its anticipated business, Registrant expressed it willingness to offer at these values to Strategic Investor Group as that consolidates overall valuations and helps the company with much needed capital to exponentially expand.   This not only comforts the new investor group that is betting on the company at $60 per share (today’s intrinsic value Vs. market price of $9 per share) with decent appreciation as the results roll out for 2020-21 Financial Period but also helps current shareholders consolidate deep value for their holding in the company.

There is however no guarantee that Registrant would be able to expand into 6-12 countries for any known or unknown reasons. There is no guarantee that the Registrant would be able to appoint requirement number of business development / Investment adviser Representatives, Compliance and Product/Field Trainers to achieve the targeted numbers. There is no guarantee that the network of professionals would be able to achieve the desired results. There is no guarantee that given the pandemic conditions Registrant would be able to raise capital sufficient enough to meet its obligations to conduct business. Non execution of the business plan, failure to secure capital, appointment of sales and business development personnel or failure for any other cause may seriously impede Registrant’s ability as a going concern and it may cause severe and irreparable loss to the shareholders.  Registrant hereby cautions its shareholders, investors’ current and future to follow prudence and advise of market experts in their determination to invest into the company.

NOTE ON FORWARD LOOKING STATEMENTS

This Report on Form 8-K may include both historical and forward-looking statements, which include information relating to future events, future financial performance, strategies, expectations, competitive environment and regulations. Words such as “may,” “shall”, “should,” “could,” “would,” “predicts,” “potential,” “continue,” “expects,” “anticipates,” “future,” “intends,” “intending”, “contemplating”, “plans,” “believes,” “estimates,” “hopefully” and similar expressions, as well as statements in future tense, present and past continuing, identify forward-looking statements. Such statements are intended to operate as “forward-looking statements” of the kind permitted by the Private Securities Litigation Reform Act of 1995, incorporated in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). That legislation protects such predictive statements by creating a “safe harbor” from liability in the event that a particular prediction does not turn out as anticipated. Forward-looking statements should not be read as a guarantee of future performance or results and will probably not be accurate indications of when such performance or results will be achieved. Forward-looking statements are based on information we have when those statements are made, or on our management’s good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements.

The inclusion of the forward-looking statements should not be regarded as a representation by us, or any other person, that such forward-looking statements will be achieved. You should be aware that any forward- looking statement made by us in this Report on Form 8-K, or elsewhere, speaks only as of the date on which we make it. We undertake no duty to update any of the forward-looking statements, whether as a result of new information, future events or otherwise. In light of the foregoing, readers are cautioned not to place undue reliance on the forward-looking statements contained in this Report on Form 8-K.

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description

9.01.1	ITUP – BUSINESS & FINANCIAL FORECAST FOR THREE YEARS 2020-23

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERUPS INC.

September 21, 2020	By	/s/Laxmi Prasad
Laxmi Prasad, Chairman